UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2023

Histogen Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36003	20-3183915
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Address Not Applicable[1]		Address Not Applicable
(Address of principal executive offices)		(Zip Code)

(302) 636-5401

(Registrant’s telephone number, including area code)

10655 Sorrento Valley Road, Suite 200,

San Diego CA 92121

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	HSTO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

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1 Histogen Inc. (the “Company”) terminated its lease agreement for its headquarters and laboratory. Accordingly, the Company does not maintain a headquarters. For purposes of compliance with applicable requirements of the Securities Act of 1933, as amended, and Securities Exchange Act of 1934, as amended, any stockholder communication required to be sent to the Company’s principal executive offices may be directed to the Company’s agent for service of process at Corporation Service Company, 251 Little Falls Drive, Wilmington, New Castle County, Delaware 19808, or to the email address set forth in the Company’s proxy materials and/or identified on the Company’s investor relations website.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 18, 2023, Histogen Inc. (the “Company”) previously announced that its board of directors (the “Board”) approved a plan of liquidation and dissolution of the Company (the “Plan of Dissolution”), subject to approval by the Company’s stockholders. The Company also announced that it had discontinued all clinical development programs and implemented a reduction in its workforce, including the termination of all employees except for two remaining employees effective September 30, 2023 (“Workforce Reduction”).

In light of the Plan of Dissolution and Workforce Reduction, the Company was notified on September 26, 2023 by the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) that, based upon the Staff’s determination that the Company is a “public shell” as that term is defined in Nasdaq Listing Rule 5101, trading of the Company’s common stock will be suspended from trading at the opening of business on October 5, 2023 unless the Company timely requests a hearing before a Nasdaq Hearings Panel to address the deficiencies and present a plan to regain compliance. The Company does not plan to request a hearing and, therefore, expects that trading in the Company's stock will be suspended upon the opening of business on October 5, 2023. Thereafter, Nasdaq will file a Form 25-NSE with the SEC, which will remove the Company’s securities from listing and registration on The Nasdaq Stock Market. Nasdaq has not specified the exact date on which the Form 25-NSE will be filed.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Histogen Inc.

Date: September 26, 2023	By:	/s/ Susan A. Knudson
Name: Susan A. Knudson
Title: Executive Vice President, Chief Operating Officer, Chief Financial Officer and Secretary

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